SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2004

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      0-20028                77-0214673
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sale of Common Stock

On November 30, 2004, Valence Technology, Inc. (the "COMPANY") and Riverview Group LLC ("INVESTOR") entered into a securities purchase agreement pursuant to which the Company has agreed to sell 2,475,248 shares of its common stock to Investor at a price of $3.03 per share, pursuant to a registration statement on Form S-3 (registration number 333-67942) filed with the SEC on August 20, 2001, and as amended to date. A copy of the securities purchase agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Amendment and Exchange Agreement

On November 30, 2004, the Company entered into an amendment and exchange agreement with Investor to exchange 861 shares of the Company's Series C Convertible Preferred Stock (with a stated value of $8.6 million) for two new series of preferred stock, 431 shares of Series C-1 Convertible Preferred Stock (with a stated value of $4.3 million) and 430 shares of Series C-2 Convertible Preferred Stock (with a stated value of $4.3 million). Each series of preferred stock is redeemable by the holders at the maturity date of December 15, 2005 for its stated value plus accrued but unpaid dividends. The holders of the Series C-2 Convertible Preferred Stock have the option of causing the Company to redeem the Series C-2 Convertible Preferred Stock during two 30-day periods commencing on June 15, 2005 and September 15, 2005 for its stated value plus accrued but unpaid dividends. In addition each of the series of preferred stock may be redeemed earlier upon the occurrence of certain triggering or default events. A copy of the amendment and exchange agreement is attached hereto as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

In accordance with the terms of the amendment and exchange agreement, and a registration rights agreement previously entered into with Investor, the Company is required to maintain a registration statement that covers the resale of the shares of common stock into which the Series C-1 Convertible Preferred Stock and the Series C-2 Convertible Preferred Stock may be converted. In the event that the Company fails to maintain the effectiveness of the registration statement, the Company is required to make payments on a per share basis to the holders of shares of each series of preferred stock, as liquidated damages and not as a penalty, in an amount equal to .0005 of the stated value of such preferred stock for each day which such registration statement is not effective. The registration rights of Investor are more fully set forth in the registration rights agreement attached hereto as Exhibit 10.3 and incorporated into this Item
1.01 by reference.

On November 30, 2004, the Company issued a press release announcing the transactions described in this Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 1.01 by reference.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The exchange with Investor described in Item 1.01 above, was conducted without registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) of the Securities Act. The exchange was transaction was between the Company and an existing security holder exclusively and no commission or other remuneration was paid in connection with soliciting the exchange. See Item 1.01 above for further information regarding the terms of the exchange.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the transaction described in Items 1.01 and 3.02 above, on November 30, 2004, the Company committed to file (i) a Certificate of Designation, Preferences and Rights of Series C-1 Convertible Preferred Stock of the Company, and (ii) a Certificate of Designation, Preferences and Rights of Series C-2 Convertible Preferred Stock of the Company (the "CERTIFICATES OF DESIGNATIONS"), establishing the rights, preferences, privileges, and restrictions of the Company's Series C-1 Convertible Preferred Stock and the Company's Series C-2 Convertible Preferred Stock. The Certificates of Designations in substantially the forms to be submitted for filing are attached hereto as Exhibits 3.1 and 3.2.

The Certificates of Designation are expected to be filed on or before December 1, 2004, and each will be effective when filed. The terms of the Series C-1 Convertible Preferred Stock and the Series C-2 Convertible Preferred Stock as set forth in the Certificates of Designations are more fully discussed in Item
1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

3.1 Certificate of Designations, Preferences and Rights of Series C-1 Convertible Preferred Stock, filed November 30, 2004.

3.2 Certificate of Designations, Preferences and Rights of Series C-2 Convertible Preferred Stock, filed November 30, 2004.

10.1           Securities Purchase Agreement, dated November 30, 2004.

10.2           Amendment and Exchange Agreement, dated November 30, 2004.

10.3(1)        Registration Rights Agreement, dated June 2, 2003.

99.1           Press Release, dated November 30, 2004.

-----------------
     (1) Incorporated by reference to exhibit 10.2 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.



Date:   November 30, 2004                  /s/ Kevin W. Mischnick
                                           -------------------------------------
                                           Name:  Kevin W. Mischnick
                                           Title: Vice President of Finance and
                                                  Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION


3.1 Certificate of Designations, Preferences and Rights of Series C-1 Convertible Preferred Stock, filed November 30, 2004.

3.2 Certificate of Designations, Preferences and Rights of Series C-2 Convertible Preferred Stock, filed November 30, 2004.

10.1           Securities Purchase Agreement, dated November 30, 2004.

10.2           Amendment and Exchange Agreement, dated November 30, 2004.

10.3(1)        Registration Rights Agreement, dated June 2, 2003.

99.1           Press Release, dated November 30, 2004.


-----------------
     (1) Incorporated by reference to exhibit 10.2 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2003.